Exhibit 21

Lennar Corporation and Subsidiaries
Listing of Subsidiaries


                                                          State of
                                                          Incorporation
                                                          -------------

Lennar Corporation                                        Delaware

Subsidiaries
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     Adjustable Mortgage Finance Corporation              Florida
     Ameristar Financial Services, Inc.                   California
     Ameristar Insurance Services of Florida, Inc.        Florida
     Aquaterra Utilities, Inc.                            Florida
     BCDC Corp.                                           California
     Boca Greens, Inc.                                    Florida
     Boca Isles Club, Inc.                                Florida
     Boca Isles South Club, Inc.                          Florida
     Bramalea California Properties, Inc.                 California
     Bramalea California Realty, Inc.                     California
     Bramalea California, Inc.                            California
     Brazoria County LP, Inc.                             Nevada
     Canterbury Corporation                               Florida
     Clodine-Bellaire LP, Inc.                            Nevada
     Club Pembroke Isles, Inc.                            Florida
     Club Tampa Palms, Inc.                               Florida
     Continental Escrow Company                           California
     Countryplace Golf Course, Inc.                       Texas
     DCA Acceptance Corporation                           Alabama
     DCA at Wiggins Bay, Inc.                             Florida
     DCA Builder Issuer, Inc.                             Florida
     DCA CML Acceptance, Inc.                             Florida
     DCA Financial Corporation                            Florida
     DCA General Contractors, Inc.                        Florida
     DCA Homes of Central Florida, Inc.                   Florida
     DCA NJ Realty, Inc.                                  New Jersey
     DCA of Hialeah, Inc.                                 Florida
     DCA of Lake Worth, Inc.                              Florida
     DCA of New Jersey, Inc.                              New Jersey
     Devco Land Corp.                                     Florida
     E.M.J.V. Corp.                                       Florida
     Eagle Home Mortgage, Inc.                            Washington
     Edgewater Reinsurance, Ltd.                          Turks & Caicos Islands
     Fidelity Guaranty and Acceptance Corporation         Delaware
     Greystone Construction, Inc.                         Arizona
     Greystone Homes of Nevada, Inc.                      Delaware
     Greystone Homes, Inc.                                Delaware
     Harris County LP, Inc.                               Nevada
     Hillside, Inc.                                       Florida
     Homecraft Corporation                                Texas
     Hometrust Insurance Company                          Vermont

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Lennar Corporation and Subsidiaries
Listing of Subsidiaries

Subsidiaries
--------------------------------------------------------------------------------

     Imperial Homes Corporation                           Florida
     Inactive Corporations, Inc.                          Florida
     Independence Land Title Company                      Texas
     Institutional Mortgages, Inc.                        Florida
     Kings Isle Recreation Corp.                          Florida
     Kings Ridge Golf Corporation                         Florida
     Kings Ridge Recreation Corporation                   Florida
     Kings Wood Development Corporation                   Florida
     La Canada Holding Company                            California
     Legends Golf Club, Inc.                              Florida
     Lennar Acquisition Corp. II                          California
     Lennar Communities Development, Inc.                 Delaware
     Lennar Communities, Inc.                             California
     Lennar Construction, Inc.                            Arizona
     Lennar Financial Services, Inc.                      Florida
     Lennar Homes, Inc.                                   Florida
     Lennar Homes of Arizona, Inc.                        Arizona
     Lennar Homes of California, Inc.                     California
     Lennar Homes of Texas Land and Construction, Ltd.    Texas
     Lennar Homes of Texas Sales and Marketing, Ltd.      Texas
     Lennar Insurance Services, Inc.                      Florida
     Lennar La Paz, Inc.                                  California
     Lennar La Paz Limited, Inc.                          California
     Lennar Land Partners                                 Florida
     Lennar Land Partners II                              Florida
     Lennar Land Partners Sub, Inc.                       Delaware
     Lennar Land Partners Sub II, Inc.                    Nevada
     Lennar Management, Inc.                              California
     Lennar Nevada, Inc.                                  Nevada
     Lennar Northland I, Inc.                             California
     Lennar Northland II, Inc.                            California
     Lennar Northland III, Inc.                           California
     Lennar Northland IV, Inc.                            California
     Lennar Northland V, Inc.                             California
     Lennar Northland VI, Inc.                            California
     Lennar Pacific, Inc.                                 Delaware
     Lennar Pacific Properties, Inc.                      Delaware
     Lennar Realty, Inc.                                  Florida
     Lennar Renaissance, Inc.                             California
     Lennar Sacramento, Inc.                              California
     Lennar Sales Corp.                                   California
     Lennar San Jose Holdings, Inc.                       California
     Lennar Southland I, Inc.                             California
     Lennar Southland II, Inc.                            California
     Lennar Southland III, Inc.                           California
     Lennar Southwest Holding Corp.                       Nevada
     Lennar Texas Holding Company                         Texas
     Lennar Title Services, Inc.                          Florida

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Lennar Corporation and Subsidiaries
Listing of Subsidiaries

Subsidiaries
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     Lennar.Com, Inc.                                     Florida
     LL Partners, Inc.                                    Nevada
     Long Point Development Corporation                   Texas
     Lucerne Greens, Inc.                                 Florida
     Lucerne Merged Condominiums, Inc.                    Florida
     Lundgren Bros. Construction, Inc.                    Minnesota
     M.A.P. Builders, Inc.                                Florida
     Marlborough Development Corporation                  California
     Marlborough Financial Corporation                    California
     Marlborough Mortgage Corporation                     California
     Meritus Title Company                                California
     Midland Housing Industries Corp.                     California
     Midland Investment Corporation                       California
     Mission Viejo Holdings, Inc.                         California
     Multi-Builder Acceptance Corp.                       Alabama
     NGMC Finance Corporation                             Florida
     NGMC Finance Corporation, IV                         Florida
     North American Asset Development Corporation         California
     North American Real Estate Services, Inc.            California
     North American Title Agency of Arizona, Inc.         Arizona
     North American Title Company of Colorado             Colorado
     North American Title Company, Inc.                   California
     North American Title Guaranty Company                California
     North American Title Insurance Company               California
     Oceanpointe Development Corporation                  Florida
     Orrin Thompson Construction Company                  Minnesota
     Orrin Thompson Homes Corp.                           Minnesota
     Paparone Construction Corp.                          New Jersey
     Prairie Lake Corporation                             Florida
     Regency Title Company                                Texas
     Rivenhome Corporation                                Florida
     Riviera Land Corp.                                   Florida
     Rutenberg Homes of Texas, Inc.                       Texas
     Rutenberg Homes, Inc. (Florida)                      Florida
     San Felipe Indemnity Co., Ltd.                       Bermuda
     Satisfaction, Inc.                                   Florida
     Savell Gulley Development Corporation                Texas
     Silver Lakes-Gateway Clubhouse, Inc.                 Florida
     SLTC, Inc.                                           Texas
     State Home Acceptance Corporation                    Florida
     Stoney Corporation                                   Florida
     Stoneybrook Clubhouse West, Inc.                     Florida
     Stoneybrook Clubhouse, Inc.                          Florida
     Strategic Holdings, Inc.                             Nevada
     Strategic Technologies Communications
           of Calif., Inc.                                California
     Strategic Technologies, Inc.                         Florida
     Summerway Investment Corp.                           Florida
     Superior Realty & Marketing, Inc                     Florida

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Lennar Corporation and Subsidiaries
Listing of Subsidiaries

Subsidiaries
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     Texas Professional Title, Inc.                       Texas
     Texas-Wide General Agency, Inc.                      Texas
     Texas-Wide Insurance Agency, Inc.                    Texas
     The Bridges at Rancho Santa Fe Sales Company, Inc.   California
     The Club at Stoneybrook, Inc.                        Florida
     TitleAmerica Insurance Corporation                   Florida
     U.S. Home & Development Corporation                  Delaware
     U.S. Home Acceptance Corporation                     Delaware
     U.S. Home Corporation                                Delaware
     U.S. Home Corporation of New York                    New York
     U.S. Home Insurance Agency, Inc.                     Colorado
     U.S. Home Mortgage Corporation                       Florida
     U.S. Home of Arizona Construction Co.                Arizona
     U.S. Home of Colorado Real Estate, Inc.              Colorado
     U.S. Home Realty Corporation                         Florida
     U.S. Home Realty, Inc. (Maryland)                    Maryland
     U.S. Home Realty, Inc. (Texas)                       Texas
     U.S. Insurors, Inc.                                  Florida
     U.S.H. Corporation of New York                       New York
     U.S.H. Indemnity Co, Ltd.                            Bermuda
     U.S.H. Los Prados, Inc.                              Nevada
     UAMC Asset Corp. II                                  Nevada
     Universal American Finance Corp., I.                 Florida
     Universal American Mortgage Company                  Florida
     Universal American Mortgage Co. of California        California
     Universal Title Insurors, Inc.                       Florida
     USH (West Lake), Inc.                                New Jersey
     USH Acquisition Corp.                                Delaware
     USH Equity Corporation                               Nevada
     USH Funding Corp.                                    Texas
     USH Holding, Inc.                                    Delaware
     USH Millennium Ventures Corp.                        Florida
     USH Woodbridge, Inc.                                 Texas
     USH/MJR, Inc.                                        Texas
     USHHH, Inc.                                          Florida
     W.B. Homes, Inc.                                     Florida
     West Chocolate Bayou Development Corp.               Texas
     Westchase, Inc.                                      Nevada
     Weststone Corporation                                Florida

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